UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/11/2010

RASER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 375
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of Raser Technologies, Inc. was held on June 9, 2010, and the matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.        The two nominees named below were elected to serve as Class II directors of the board of directors, to serve until the 2013 Annual Meeting, until a successor is elected and qualified, or until his earlier death, resignation or retirement, and the voting results were as follows:

Nominee                        Votes For        Withheld        Broker Non-Votes
Nicholas Goodman        30,603,974        1,630,168        37,417,664
James A. Herickhoff        30,292,516        2,941,626        37,417,664

2.        The appointment of Hein & Associates LLP as the independent registered public accounting firm for the year ending December 31, 2010 was ratified, and the voting results were as follows:

Votes For        Votes Against        Abstentions
65,611,716        4,773,915        266,175

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: June 11, 2010	By:	/s/ John T. Perry
John T. Perry
Chief Financial Officer